UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 2006

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
90 Coles Road, Blackwood, New Jersey		08012
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (856) 228 8100

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Metrologic Instruments, Inc. (the “Company”) sold its indirect wholly owned subsidiary, Adaptive Optics Associates, Inc. (“AOA”), on October 2, 2006. Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), requires, among other things, that the primary assets and liabilities and the results of operations of AOA be classified as a discontinued operation and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with SFAS 144, the Company presented the net operating results and the assets and liabilities of AOA as a discontinued operation in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. The SEC requires the reclassification of continuing and discontinued operations required by SFAS 144 for all previously issued financial statements that are included or incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, even though those financial statements relate to periods prior to the date of the sale. The Company is re-issuing in an updated format its historical financial statements for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 because it intends to include or incorporate by reference those financial statements in a Schedule TO, a Schedule 13E-3 and a Schedule 14A that it is filing with the SEC. This reclassification has no effect on the Company’s reported net income, financial position, cash flows or stockholders’ equity for any of the periods presented.

This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 to reflect AOA as a discontinued operation. No other items of the Form 10-K have been changed. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, the Company has filed a preliminary proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PREMLIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by the Company at the SEC website http://www.sec.gov. The proxy statement and other documents also may be obtained for free from the Company by directing such request to the Company, Investor Relations Department at Investor.Relations@metrologic.com.

The Company and certain executive officers and other members of its management may be deemed participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement relating to the merger when it becomes available.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

Number	Description of Document
23.1	Consent of Ernst & Young LLP.
99.1

Selected Consolidated Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements and Supplementary Data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROLOGIC INSTRUMENTS, INC. (Registrant)
November 21, 2006	By:	/s/ MICHAEL COLUZZI
	Name:	Michael Coluzzi
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Document
23.1	Consent of Ernst & Young LLP.
99.1

Selected Consolidated Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements and Supplementary Data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003